Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

In connection with this Quarterly Report on Form 10-Q (the “Report”) of AFC BDC Inc. (the “Company”) for the period ending June 30, 2022, as filed with the Securities and Exchange Commission on the date hereof, I, Brett Kaufman, the Chief Financial Officer and Treasurer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 12, 2022

	By:	/s/ Brett Kaufman
Name: Brett Kaufman
Title: Chief Financial Officer and Treasurer